                                                                   EXHIBIT 99.1

                         (MOBLEY & COMPANY LETTERHEAD)



                       THE WHEATSTONE ENERGY GROUP, INC.

                             FINANCIAL STATEMENTS

                               DECEMBER 31, 2002

                               -----------------

                       THE WHEATSTONE ENERGY GROUP, INC.
                             FINANCIAL STATEMENTS
                               DECEMBER 31, 2002




                               TABLE OF CONTENTS



                                                                                Page
                                                                                ----

Independent Accountants' Report                                                 1

Balance Sheet                                                                   2

Statement of Income and Retained Earnings (Accumulated Deficit)                 3

Statement of Cash Flows                                                         4

Notes to Financial Statements                                                 5-11


                         (MOBLEY & COMPANY LETTERHEAD)


                        INDEPENDENT ACCOUNTANTS' REPORT


To the Stockholders of
THE WHEATSTONE ENERGY GROUP, INC.
Atlanta, Georgia


We have audited the accompanying balance sheet of The Wheatstone Energy Group, Inc. (a Georgia S-Corporation) as of December 31, 2002, and the related statements of income, retained earnings (accumulated deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of The Wheatstone Energy Group, Inc. as of December 31, 2002, and the results of its operation and its cash flow for the year then ended, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company incurred a net loss of $(2,299,063) during the year ended December 31, 2002, and as of that date, had a working capital deficiency of $(931,185) and net worth (deficit) of $(1,530,661). As described more fully in Note 10 to the financial statements, the Company has renewal of a loan agreement in October 2003, among other things, which causes the balances to become due on demand.
The Company is not aware of any alternate sources of capital to meet such demands, if made. Those conditions is not aware of any alternate sources of capital to meet such demands, if made. Those conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/  Mobley & Company

Marietta, Georgia
March 12, 2003


                       THE WHEATSTONE ENERGY GROUP, INC.

                                 BALANCE SHEET

                               December 31, 2002

                                                                        2002
                                                                     -----------
           ASSETS
Current assets
  Cash                                                               $        --
  Accounts receivable                                                  2,159,167
  Costs and estimated earnings in excess of billings (Note 5)            162,227
  Prepaid expenses                                                        31,517
  Inventories (Note 1)                                                   214,877
                                                                     -----------
     Total current assets                                              2,567,788

Property and equipment, at cost, less
accumulated depreciation (Note 2)                                        518,809

Notes receivable                                                          20,000


Loan costs, at cost, less accumulated amortization                        94,240
                                                                     -----------
     Total assets                                                    $ 3,200,837
                                                                     ===========


           LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
  Accounts payable                                                   $ 1,785,583
  Cash overdraft                                                         130,683
  Notes payable, current maturities (Note 3)                           1,197,287
  Accrued expenses                                                           315
  Accrued retirement contribution                                             --
  Billings in excess of costs and estimated earnings (Note 5)            385,105
                                                                     -----------
      Total current liabilities                                        3,498,973

Notes payable, less current maturities (Note 3)                        1,232,525
                                                                     -----------
         Total liabilities                                             4,731,498
                                                                     -----------
Stockholders' equity
  Common stock, $1 par value, 500,000 shares authorized,
  1,000 shares issued and outstanding                                      1,000
  Additional paid-in capital                                              39,900
  Retained earnings (deficit)                                         (1,571,561)
                                                                     -----------
         Total stockholders' equity                                   (1,530,661)
                                                                     -----------
         Total liabilities and stockholders' equity                  $ 3,200,837
                                                                     ===========

          The accompanying notes and independent accountants' report are an integral part of these statements.

                       THE WHEATSTONE ENERGY GROUP, INC.
        STATEMENT OF INCOME AND RETAINED EARNINGS (ACCUMULATED DEFICIT)
                     For the Year Ended December 31, 2002


                                                                2002
                                                            -----------
Construction Revenue (Note 1)                               $ 6,477,019

Cost of Construction (Note 1)                                 5,022,086
                                                            -----------

    Gross Profit                                              1,454,933


General and Administrative Expenses                           2,159,658


Depreciation Expense                                            183,282


Amortization Expense                                             23,560


Expansion Expenses                                            1,197,610
                                                            -----------
    Net Operating Income                                     (2,109,177)

Other Income and Expense:
   Gain on disposal of fixed asset                                   --
   Interest income                                                   --
   Interest expense                                            (189,886)
                                                            -----------
        Total other income and expense                         (189,886)
                                                            -----------
Net Income (Loss)                                            (2,299,063)

Retained earnings, beginning of year                            727,502

Distributions to stockholders                                       (--)

Retained earnings (accumulated deficit), end of year        $(1,571,561)
                                                            ===========


          The accompanying notes and independent accountants' report are an integral part of these statements.


                                                                     2002
                                                                 -----------

    Cash flows from operating activities
         Net income                                              $(2,299,063)
         Adjustments to reconcile net income to
           net cash provided by operating activities
         Depreciation and amortization                               206,842
         Gain on disposal of fixed asset                                  --
         Decrease in accounts receivable                             147,770
         Increase in inventories                                     (33,973)
         Increase in due from notes receivable                            --
         Decrease in accrued expenses                               (234,326)
         Decrease in cash overdraft                                 (310,581)
         Increase in prepaid expenses                                (10,091)
         Increase in billings in excess of
           costs and estimated earnings                              373,293
         Decrease in accrued retirement contributions                 (3,756)
         Decrease in costs and estimated earnings
           in excess of billings                                     558,513
         Increase in accounts payable                                561,408
         Increase in loan costs                                     (117,800)
                                                                 -----------
              Net cash provided (used) by operating activities    (1,161,764)
                                                                 -----------

Cash flows from investing activities
         Purchase of capital assets                                 (252,767)
                                                                 -----------
              Net cash used in investing activities                 (252,767)
                                                                 -----------
Cash flows from financing activities
         Proceeds from notes payable                               2,363,129
         Repayment of notes payable                                 (965,817)
         Distributions to stockholders                                    --
                                                                 -----------
              Net cash provided (used) by financing activities     1,397,312
                                                                 -----------
Net increase (decrease) in cash                                      (17,219)

Cash, beginning of year                                               17,219
                                                                 -----------
Cash, end of year                                                $        --
                                                                 ===========


          The accompanying notes and independent accountants' report are an integral part of these statements.

                       THE WHEATSTONE ENERGY GROUP INC.
                         NOTES TO FINANCIAL STATEMENTS
                     For the Year Ended December 31, 2002


1. SIGNIFICANT ACCOUNTING POLICIES

Operations

THE WHEATSTONE ENERGY GROUP, INC. (the Company) was incorporated in the state of Georgia, May 18, 1992. The Company refurbishes commercial, industrial, and institutional buildings with modern and efficient lighting products resulting in lower energy consumption and cost savings for their customers. Services are contracted with a variety of contractors, developers, and individuals throughout the United States.

Recognition of Contract Income

The Company recognizes revenue on long-term contracts on the percentage-of-completion method of accounting. Contract revenues are determined based upon the percentage of costs incurred to date to total estimated costs. As these long-term contracts extend over one or more years, revisions in cost and profit estimates during the course of the contracts are recognized in the accounting period in which the facts, which require the revisions, become known. If a contract has a projected loss, the entire amount of the estimated loss on the contact is accrued.

Billings on a contract in excess of revenues are recorded as a current liability. Revenues recognized on a contract in excess of the billings are shown as a current asset. The contract amounts, as shown in these financial statements, also include approved change orders that have been made.

Income Taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company is not subject to corporate federal or state income taxes on its taxable income. Instead, the stockholders are liable for individual federal and state income taxes on their proportionate shares of the Company's taxable income. The corporate income tax returns are prepared on the cash basis.

The Company's earnings (loss) taxable to the stockholders for the year ended December 31, 2002 approximated $(548,300). The difference between financial statement net income and shareholder earnings taxable for that period is the result of timing differences between the recognition of revenue and expenses for tax purposes and for financial statement purposes. Had the Company been required to pay income tax on these earnings (as a regular C Corporation), the Company's year income tax expense (benefit) would have approximated $(127,000).

                       THE WHEATSTONE ENERGY GROUP INC.
                         NOTES TO FINANCIAL STATEMENTS
                     For the Year Ended December 31, 2002


1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Depreciation is recorded using the straight-line method for financial reporting purposes applied over the estimated useful lives of the assets. For federal income tax purposes, depreciation is computed using the Modified Accelerated Cost Recovery System. Cost of property sold or otherwise disposed of and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in income currently.


Organization and Loan Costs

Organization and Loan costs are stated at cost, less accumulated amortization. Amortization is recorded using the straight-line method for financial and federal income tax reporting.

Website Development Costs

The Company accounts for Website development costs in accordance with the FASB Emerging Issues Task Force 00-2 ("EITF"), Accounting for Website Developments Costs. EITF 00-2 requires all costs related to the development of websites other than those incurred during the application development stage to be expensed as incurred. Costs incurred during the application development stage are required to be capitalized and amortized over the estimated useful life of the software. As of December 31, 2002, the Company has capitalized website development costs and recorded them and included in property and equipment.


Capitalized Software

Costs related to internally developed software and software purchased for internal use, which are required to be capitalized pursuant to Statement of Position (SOP) No. 98-1, "Accounting for Costs of Computer Software
Developed or Obtained for Internal Use," are included in property and equipment.


Inventories

Inventories of construction materials are valued at the lower of cost, as determined by the first-in, first-out method, or market.


Cash Flows

For purposes of the statements of cash flows, the Company considers cash and highly liquid investments with a maturity of three months or less to be cash equivalents.


Concentrations of Credit Risk

The Company performs its services primarily to customers throughout the United States. The Company performs ongoing credit evaluations of its customers' financial condition and, generally does not require collateral or other security to support customer receivables.

                       THE WHEATSTONE ENERGY GROUP INC.
                         NOTES TO FINANCIAL STATEMENTS
                     For the Year Ended December 31, 2002


2. PROPERTY AND EQUIPMENT

A summary of property and equipment and accumulated depreciation thereon at December 31, 2001 is as follows:



                                                    2001
                                                -----------

Machinery, equipment, and tools                 $    92,590
Vehicles                                            465,198
Furniture and fixtures                               36,048
Leasehold improvements                              101,221
Computers and software                              446,568
                                                -----------
     Total property and equipment                 1,141,625
Less: accumulated depreciation                     (622,816)
                                                -----------
     Net property and equipment                 $   518,809
                                                ===========





3.  NOTES PAYABLE

A summary of notes payable at December 31, 2001, is as follows:


                                                    2002
                                                -----------


Secured term loans                              $ 2,429,812
Less: current maturities                         (1,197,287)
                                                -----------
Long term maturities                            $ 1,232,525
                                                ===========

The future maturities of notes payable are as follows:


YEAR ENDING
DECEMBER 30,                                      AMOUNT
-------------                                   ----------
2003                                            $1,197,287
2004                                                20,456
2005                                                12,069
2006                                                    --
2007 and thereafter                              1,200,000
                                                ----------
Total notes payable                             $2,429,812
                                                ==========


At December 31, 2002, the Company has a revolving line of credit with Wachovia Bank of Georgia, NA with a borrowing limit of $1,200,000, due on demand. The note bears interest at the rate of prime plus 1.75% and is secured by all accounts receivables, inventory and equipment. At December 31, 2002, this line of credit had outstanding balances of $1,160,000. The line of credit matures October 1, 2003.

At December 31, 2002, the Company has a revolving line of credit with a financial lender with a borrowing limit of $1,200,000, due on demand. The note bears interest at the rate of twelve percent (12%) and is secured by all accounts receivables, inventory, equipment and stockholders' personal guarantee. At December 31, 2002, this line of credit had

                       THE WHEATSTONE ENERGY GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                     For the Year Ended December 31, 2002


3.  NOTES PAYABLE (Continued)

outstanding balances of $1,200,000. The line of credit matures April 1, 2007. The loan requires certain financial performance results. At this time, those results have not been achieved.

The Company also has various equipment and vehicle term loans and capital lease obligations, reflected in the above notes payable summary and future maturities schedule. Interest rates on these obligations range from 4.0% to 15.8%, with aggregate current monthly payments totaling $8,662.

The Company paid interest of $189,886 during the year ended December 31, 2002.

4.  OPERATING LEASE ARRANGEMENTS

On April 1, 1998, the Company entered into a three (3) year lease of office and warehouse space at 1231-O Collier Road, Atlanta, Georgia requiring monthly base rent of $1,792 for 5,000 square feet of office & warehouse space. On March 20, 1999, the Company entered into a lease extension for December 1, 1999 through March 31, 2004 for the original space and an additional 5,000 square feet of adjoining office and warehouse space requiring a current monthly base rent of $4,900 for the total space.

Future minimum rental payments required under the operating lease as of December 31, 2002, are as follows:



YEAR ENDING
DECEMBER 31
-----------
2003                                    $ 60,329
2004                                      15,138
2005                                          --
2006 and thereafter                           --
                                        --------
                                        $ 75,467
                                        ========


Rental payments amounted to $60,566 on the current facility for the year ended December 31, 2002.

During the year, the Company entered into several four (4) year leases for computer hardware and software requiring a monthly base rent of $1,987.

                       THE WHEATSTONE ENERGY GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                      For the Year Ended December 31, 2002

4. OPERATING LEASE ARRANGEMENTS (Continued)

Future minimum rental payments required under these operating leases as of December 31, 2002 are as follows:



YEAR ENDING
DECEMBER 31                               AMOUNT
------------                           -----------
   2003                                 $   23,844
   2004                                     21,857
   2005                                         --
   2006 and thereafter                          --
                                        ----------
                                        $   45,701
                                        ==========

    Rental payments amounted to $23,844 on the current facility for the year ended December 31, 2002.

5.  COST AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

The following summarizes costs and estimated earnings on uncompleted contracts:


                                                                                                   2002
                                                                                                ----------

Costs incurred on uncompleted contracts                                                         $  953,933
Estimated earnings                                                                                 429,642
                                                                                                ----------
Recognized revenue on uncompleted contracts                                                      1,383,575
Billings to date on uncompleted contracts                                                        1,606,453
                                                                                                ----------
Net cost and estimated profits in excess of billings on
uncompleted contracts                                                                           $ (222,878)
                                                                                                ==========


The above is included in the accompanying balance sheets under the following captions:


                                                                                                   2002
                                                                                                ----------



Costs and estimated earnings in excess of related
billings on completed contracts                                                                 $  162,227

Billings in excess of costs and estimated earnings
on uncompleted contracts                                                                          (385,105)
                                                                                                ----------
Net cost and estimated profits in excess of billings on
uncompleted contracts                                                                           $ (222,878)
                                                                                                ==========

                       THE WHEATSTONE ENERGY GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                     For the Year Ended December 31, 2002


6. RETIREMENT SAVINGS PLAN

The Company has a retirement savings plan with a profit sharing plan and 401(k) plan covering eligible employees over the age of 18 with one year of service. Company contributions to either the profit sharing and 401(k) portion of the plan, which are discretionary, amounted to $0 for the profit sharing, for the year ended December 31, 2002, while there was a 0% matching contribution to the 401(k) segment of the plan for the year ended December 31, 2002. The 401(k) match amounted to $3,756 for the year.

7. COMMITMENTS

As discussed in these notes, the Company has various outstanding commitments entered into in the ordinary course of business.

8. CONTINGENCIES

The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates based on management's knowledge and experience. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Due to their prospective nature, actual results could differ from those estimates.

                       THE WHEATSTONE ENERGY GROUP, INC.
                         NOTES TO FINANCIAL STATEMENTS
                     For the Year Ended December 31, 2002



9.  RELATED PARTY TRANSACTIONS

The stockholders of the Company own controlling interest of an entity from which the Company receives computer technology software customization services.

A summary of related party transactions for the year ended December 31, 2002 is as follows:

                                                                         2002

Expense reimbursement billed
   To the related Company                                               $11,750
                                                                        =======
The related Company billed to the Company
   for leased office space                                              $    --
                                                                        -------

The related Company billed the Company
   for software customization                                           $11,750
                                                                        =======
The amount due from related Company at
   December 31, 2002                                                    $    --
                                                                        =======
The amount due to related Company at
   December 31, 2002                                                    $    --
                                                                        =======



10.    CAPITAL DEFICIENCY/ GOING CONCERN

The Company incurred a net loss of $(2,299,063) during the year ended December 31, 2002, and as of that date, had a working capital deficiency of $(931,185) and a net worth (deficit) of $(1,530,661). As described in Note 3, the Company has loan agreements with two financial institutions and is not aware of any alternate sources of capital to meet the demands should their financing not be renewed. Those conditions raise substantial doubt about the Company's ability to continue as a going concern.